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                     COHEN & STEERS EQUITY INCOME FUND, INC.

October 16, 2002

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and nine months ended September 30, 2002. The net asset values per share at that date were $11.78, $11.47, and $11.47 for Class A, Class B, and Class C shares, respectively. Class I shares had a net asset value of $11.94. In addition, a regular quarterly distribution of $0.19 per share was declared for shareholders of record on September 19, 2002 and paid on September 20, 2002 to all four classes of shares.

INVESTMENT REVIEW

    For the quarter, Cohen & Steers Equity Income Fund had a total return, based on income and change in net asset value, of -6.7% for Class A shares. Class B and Class C shares both returned -6.9% for the quarter. Class I shares returned -6.6%. This compares to the NAREIT Equity REIT Index's* total return of -9.1%. For the nine months, the fund's total return was 5.5% for Class A shares. Class B and Class C shares both returned 5.0%. Class I shares returned 5.8%. The NAREIT Equity REIT Index's total return was 3.4%. Fund performance information does not take into account sales loads or contingent deferred sales charges, if any.

    REITs faced a difficult third quarter, experiencing a negative quarterly return for the first time in a year and their worst quarterly performance in four years. Their poor performance was accompanied by one of the worst quarters, years and three-year periods in stock market history. Further, the bond bull market continued unabated as interest rates fell to generational lows -- once again dispelling the perception of the relationships among stocks, REITs and interest rates. The declines in interest rates and share prices appear to be the result of growing concern about the strength of the economic recovery and the resulting impact on corporate profitability. Indeed, earnings expectations based on both bottom-up and top-down analyses of the major stock market indexes have declined continuously over the past several months. With potential third-quarter earnings disappointments deflating share values, including those of REITs, there appeared to be few places to escape from the bear market in equities. Even with their disappointing absolute performance, however, REITs still outpaced the broader equity market by a wide margin.

    In the third quarter, negative sentiment spread to the REIT sector for the first time in years. Slow job growth and rising corporate and individual bankruptcies have begun to take a toll on the credit-worthiness of many users of space, both commercial and residential. Whereas interest rates are at generational lows, they have failed to stimulate the type of growth that would be consistent with historical precedent. This has caused some to wonder whether the United States is entering a 'Japan-like' economic environment, in which we experience an unprecedented long-term economic slowdown that cannot be reversed through the use of central bank monetary policy. Also weighing heavily on investors' minds is the prospect of war against Iraq, which many fear could cause the existing slow growth climate to revert into a new recession.

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                                       1




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                     COHEN & STEERS EQUITY INCOME FUND, INC.

    Just as much of corporate America is having trouble increasing prices, many landlords too are now in a situation, for the first time in years, where they cannot raise rents. Many markets are experiencing declines in rents and landlords are increasing concessions in order to retain or attract tenants. While a decline in new construction (with the exception of apartments) is a positive for fundamentals in the future, the more important factor is that a shortage of tenants for most property types in most major markets has developed.

    There are exceptions, of course, though very few. Most notable is retail real estate, which has been the strongest sector due to the enduring strength of the consumer. Evidence of this sector's strength can be found in stable occupancy rates, strong sales per square foot performance, and moderate net rental growth. Retail REITs, consequently, have had the best earnings growth this year -- as well as the best stock price performance -- though fears of a retrenchment in consumer spending are causing some analysts to question the sustainability of retail REITs' earnings growth. Other companies that have outperformed have done so by virtue of acquisition opportunities, refinancing events or new developments. Most sectors and companies, however, have struggled to maintain occupancies and rents. As we close in on the final months of 2002, earnings expectations have been uniformly reduced for both this year and 2003. Some sectors, such as apartment, are not expected to experience a recovery until late 2003 or early 2004.

    Finally, with the phenomenon of all time low interest rates seemingly unable to ignite a stronger economy, the dreaded prospect of deflation is getting more attention. With respect to real estate, this environment has created crosscurrents that we believe have never before existed. The sluggish economy, which is precipitating pressure on rents and occupancies, should logically result in a withdrawal of credit to real estate and declining property values. Nevertheless, credit remains quite plentiful for real estate buyers and owners. Thus, offsetting lower real estate operating income has been lower financing costs. Further, because investors' return expectations are significantly lower than in recent memory, many investors are finding the potential for a bond-like return in the mid to high single digits, with a call on some future growth, quite attractive. The net result has been stable property values despite eroding fundamentals. We do not believe that this situation can persist -- either fundamentals have to improve or property values are bound to eventually fall.

INVESTMENT OUTLOOK

    After nearly three years of superior investment performance, which were the result of strong real estate conditions, the REIT rally appears to have stalled in the third quarter. This seems to have coincided with the reality that real estate fundamentals are succumbing to the same economic issues that are impacting much of corporate America. Nonetheless, we are not of the belief that a new bear market in REITs is in the offing. On the contrary, we believe that the massive monetary and fiscal stimulus that has been injected into the U.S. economy will result in renewed growth. This, in fact, is already becoming evident in many economic statistics. Although job growth has been slow, our reading of economic history suggests that this is normal in the early stages of a recovery. Meanwhile, vacancy rates have stabilized for many major property types, new construction has

--------------------------------------------------------------------------------
                                       2




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                     COHEN & STEERS EQUITY INCOME FUND, INC.

plummeted (with the notable exception of the apartment sector) and the real estate industry as a whole has remained on very sound financial footing. This is especially true for most publicly traded REITs, which have taken advantage of favorable debt markets to strengthen their balance sheets. Consequently, we believe REITs today are poised to fully participate in any coming economic upturn.

    Many people who watch the stock market closely and have been discouraged by the bear market that has been plaguing it for nearly three years seem to be among the most pessimistic about the U.S. economy. In retrospect, however, the bursting of the stock market bubble that began in 2000 has simply served to correct an extreme overvaluation of stock prices -- perhaps the greatest that ever existed. These valuations could not have been sustained no matter what the economic growth rate. Unfortunately, this process coincided with a major cyclical decline in the economy and profits, which worsened valuations and deepened this corrective process. While the decline in stock prices may not yet be complete, with the major averages at or below five year lows, we have certainly come a long way toward unwinding many excesses.

    In contrast to stocks, REITs began the year 2000 having already undergone a nearly two-year correction from a modestly overvalued level in early 1998. With earnings and dividends growing steadily for the past three years, price appreciation has barely kept pace with earnings growth. As a result, REITs today are near the lowest level of their historic valuation range with respect to price/cash flow multiples and discounts from net asset values. In addition, REIT dividend yields are at all-time-wide spreads relative to fixed income instruments. While these discounted valuations may at first appear to be consistent with weakening fundamentals, we believe they have been overdone given our expectation of a stabilizing (if not expanding) economy.

    The only major strategic change we have made in the recent quarter is that we have taken a substantial underweight position in the apartment sector due to the combination of a deteriorating supply and demand situation and relative valuation. The low interest rate environment -- which has made single family housing very affordable and increased the propensity to own rather than rent -- has decreased demand for rental housing. Exacerbating this has been slow job growth and household formations due to the weak economy. Whereas this weakening in demand rationally would be expected to cause a contraction in the supply of new apartments, construction almost nationwide has continued unabated. The reason: low capitalization rates for apartments and the low cost of borrowing have reduced developers' hurdle rates, and capital is still plentiful from both banks and government sponsored lenders. The resulting rise in vacancy rates has precipitated a decline in rents (as well as an increase in free rent and other concessions), which is undermining the economics of the industry. In short, landlords of apartments have little or no pricing power -- and little prospect of this changing. In addition, apartment REIT valuations have persisted at levels that are above both their historical levels and the REIT averages.

    In our view, with REITs selling at an average current yield of 7%, and with an average dividend payout ratio that is below 70%, the industry is as attractively valued as ever. Furthermore, unlike many other investments in which the value of a company's assets can evaporate literally overnight, REITs own hard assets whose value has

--------------------------------------------------------------------------------
                                       3




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                     COHEN & STEERS EQUITY INCOME FUND, INC.

permanence, produces cash income and has growth potential. In the uncertain environment that pervades the financial markets today, we believe that REITs represent excellent value and the ability to add meaningfully to any portfolio's diversification and return potential.

Sincerely,

             MARTIN COHEN                ROBERT H. STEERS
             MARTIN COHEN                ROBERT H. STEERS
             President                   Chairman

                              GREG E. BROOKS
                              GREG E. BROOKS
                              Portfolio Manager

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

* The NAREIT Equity REIT Index is an unmanaged, market capitalization weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded REITs as a whole.

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                                      4






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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                            SCHEDULE OF INVESTMENTS
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
EQUITIES                                    95.06%
  COMMON STOCK                              85.74%
    DIVERSIFIED                              1.96%
         Colonial Properties Trust.................       285,500   $ 10,329,390       7.30%
                                                                    ------------
    HEALTH CARE                              7.08%
         Health Care Property Investors............       257,600     10,973,760       7.70
         Health Care REIT..........................       252,400      6,903,140       8.56
         Nationwide Health Properties..............       582,100      9,924,805      10.79
         Ventas....................................       710,200      9,481,170       7.12
                                                                    ------------
                                                                      37,282,875
                                                                    ------------
    INDUSTRIAL                               6.80%
         First Industrial Realty Trust.............       401,800     12,451,782       8.78
         Keystone Property Trust...................       500,000      8,320,000       7.81
         ProLogis..................................       603,400     15,030,694       5.70
                                                                    ------------
                                                                      35,802,476
                                                                    ------------
    OFFICE                                  33.68%
         Arden Realty..............................       711,500     16,826,975       8.54
         Boston Properties.........................       431,300     16,044,360       6.56
         Brandywine Realty Trust...................       658,000     14,837,900       7.80
         CarrAmerica Realty Corp...................       653,200     16,441,044       7.95
         Crescent Real Estate Equities Co..........       994,200     15,608,940       9.55
         Equity Office Properties Trust............     1,128,000     29,124,960       7.75
         Highwoods Properties......................       542,000     12,682,800      10.00
         Mack-Cali Realty Corp.....................       487,300     15,656,949       7.84
         Mission West Properties...................       226,300      2,507,404       8.66
         Prentiss Properties Trust.................       582,200     16,848,868       7.74
         Vornado Realty Trust......................       526,900     20,786,205       6.69
                                                                    ------------
                                                                     177,366,405
                                                                    ------------

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                                       5

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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
    OFFICE/INDUSTRIAL                        7.91%
         Kilroy Realty Corp........................       513,200   $ 12,167,972       8.35%
         Liberty Property Trust....................       458,900     14,225,900       7.74
         Reckson Associates Realty Corp............       337,500      7,684,875       7.47
         Reckson Associates Realty Corp.
           -- Class B..............................       318,100      7,554,875      10.91
                                                                    ------------
                                                                      41,633,622
                                                                    ------------
    RESIDENTIAL                             11.57%
      APARTMENT                             10.91%
         Apartment Investment & Management
           Co. -- Class A..........................       393,600     15,291,360       8.44
         Archstone-Smith Trust.....................       533,500     12,739,980       7.12
         Camden Property Trust.....................       149,400      4,952,610       7.66
         Gables Residential Trust..................       321,800      8,595,278       9.02
         Home Properties of New York...............       118,100      3,838,250       7.38
         Post Properties...........................       188,800      4,905,024      12.01
         Summit Properties.........................       368,400      7,146,960       9.79
                                                                    ------------
                                                                      57,469,462
                                                                    ------------
      MANUFACTURED HOME                      0.66%
         Chateau Communities.......................       131,600      3,475,556       8.33
                                                                    ------------
         TOTAL RESIDENTIAL.........................                   60,945,018
                                                                    ------------
    SHOPPING CENTER                         16.74%
      COMMUNITY CENTER                       3.81%
         Developers Diversified Realty Corp........       227,500      5,007,275       6.91
         Federal Realty Investment Trust...........       379,700     10,251,900       7.19
         Kramont Realty Trust......................       105,400      1,559,920       8.78
         Regency Centers Corp......................        48,200      1,494,200       6.58
         Urstadt Biddle Properties -- Class A......       150,000      1,767,000       6.96
                                                                    ------------
                                                                      20,080,295
                                                                    ------------

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                                       6




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                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
      REGIONAL MALL                         12.93%
         General Growth Properties.................       104,000   $  5,356,000       5.59%
         Glimcher Realty Trust.....................       298,200      5,588,268      10.25
         Macerich Co...............................       633,600     19,628,928       7.10
         Mills Corp................................       443,200     13,145,312       7.38
         Simon Property Group......................       532,000     19,008,360       6.16
         Taubman Centers...........................       374,500      5,329,135       7.17
                                                                    ------------
                                                                      68,056,003
                                                                    ------------
         TOTAL SHOPPING CENTER.....................                   88,136,298
                                                                    ------------
           TOTAL COMMON STOCK (Identified
             cost -- $448,297,667).................                  451,496,084
                                                                    ------------

  PREFERRED STOCK                            9.32%
    DIVERSIFIED                              0.72%
         Colonial Properties Trust, 8.75%,
           Series A................................        85,700      2,145,071       8.75
       **Duke Realty Corp., 7.99%, Series B........        32,500      1,626,788       7.99
                                                                    ------------
                                                                       3,771,859
                                                                    ------------
    HEALTH CARE                              0.83%
         Health Care Property Investors, 8.70%,
           Series B................................         4,500        115,200       8.52
         Healthcare REIT, 8.875%, Series B.........        17,500        436,625       8.90
       **Nationwide Health Properties, 7.677%,
           Series P................................        50,000      3,838,750      10.00
                                                                    ------------
                                                                       4,390,575
                                                                    ------------
    HOTEL                                    0.68%
         FelCor Lodging Trust, $1.95, Series A
           (Convertible)...........................        49,100      1,040,920       9.20
         FelCor Lodging Trust, 9.00%, Series B.....        43,000      1,049,200       9.22
         Innkeepers USA Trust, 8.625%, Series A....        64,700      1,504,275       9.29
                                                                    ------------
                                                                       3,594,395
                                                                    ------------
    OFFICE                                   3.50%
         Alexandria Real Estate Equities, 9.10%,
           Series B................................        42,500      1,119,025       8.66
         Crescent Real Estate Equities Co., 6.75%,
           Series A (Convertible)..................       315,300      6,085,290       8.76
         HRPT Properties Trust, 8.75%, Series B....       160,000      3,979,200       8.81
       **Highwoods Properties, 8.625%,
           Series A................................         7,400      7,225,175       8.83
                                                                    ------------
                                                                      18,408,690
                                                                    ------------
    OFFICE/INDUSTRIAL                        0.32%
         PS Business Parks, 8.75%, Series F........        65,800      1,693,692       8.51
                                                                    ------------

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                                       7

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                        NUMBER                       DIVIDEND
                                                       OF SHARES       VALUE          YIELD*
                                                      -----------   ------------   ------------
    RESIDENTIAL -- APARTMENT                 1.88%
         Apartment Investment & Management Co.,
           9.00%, Series C.........................        97,300   $  2,417,905       9.05%
         Apartment Investment & Management Co.,
           9.375%, Series G........................        73,300      1,891,873       9.07
         Apartment Investment & Management Co.,
           10.10%, Series Q........................        53,000      1,382,770       9.70
         Apartment Investment & Management Co.,
           10.00%, Series R........................       116,600      3,049,090       9.56
         BRE Properties., 8.08%, Series B..........        15,900        408,630       7.86
         Mid America Apartment Communities, 8.875%,
           Series B................................        18,300        457,500       8.88
         Mid America Apartment Communities, 9.375%,
           Series C................................        10,700        266,965       9.38
                                                                    ------------
                                                                       9,874,733
                                                                    ------------

    SHOPPING CENTER                          1.39%
      COMMUNITY CENTER                       0.45%
         Commercial Net Lease Realty, 9.00%,
           Series A................................        24,500        637,000       8.65
         Developers Diversified Realty Corp.,
           8.60%, Series F.........................        68,000      1,734,000       8.43
                                                                    ------------
                                                                       2,371,000
                                                                    ------------
      REGIONAL MALL                          0.94%
         CBL & Associates Properties, 8.75%,
           Series B................................        49,000      2,579,850       8.32
         Crown American Realty Trust, 11.00%,
           Series A................................         9,800        543,900       9.91
         Taubman Centers, 8.30%, Series A..........        76,700      1,840,800       8.67
                                                                    ------------
                                                                       4,964,550
                                                                    ------------
         TOTAL SHOPPING CENTER.....................                    7,335,550
                                                                    ------------
           TOTAL PREFERRED STOCK (Identified
             cost -- $45,954,042)..................                   49,069,494
                                                                    ------------
           TOTAL EQUITIES (Identified cost --
             $494,251,709).........................                  500,565,578
                                                                    ------------

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                                       8

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                          PRINCIPAL
                                                           AMOUNT         VALUE
                                                         -----------   ------------
COMMERCIAL PAPER                               4.90%
      United Bank of Switzerland Financial,
         1.88%, due 10/01/02 (Identified
         cost -- $25,792,000)..............              $25,792,000   $ 25,792,000
                                                                       ------------
TOTAL INVESTMENTS (Identified cost --
  $520,043,709)............................   99.96%                    526,357,578
OTHER ASSETS IN EXCESS OF LIABILITIES......    0.04%                        219,781
                                             ------                    ------------
NET ASSETS.................................  100.00%                   $526,577,359
                                             ------                    ------------
                                             ------                    ------------

-------------------
 * Dividend yield is computed by dividing the security's current annual dividend rate by the last sale price on the principal exchange, or market, on which such security trades.

** Security trades infrequently. The fund prices this security at fair value using procedures approved by the fund's board of directors.

--------------------------------------------------------------------------------
                                       9

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                         SEPTEMBER 30, 2002 (UNAUDITED)

CLASS A SHARES:
    NET ASSETS..............................................  $153,669,249
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    13,043,642
                                                              ------------
    Net asset value and redemption price per share'D'.......  $      11.78
                                                              ------------
                                                              ------------
    Maximum offering price per share
       ($11.78 [div] 0.955)'D'D'............................  $      12.34
                                                              ------------
                                                              ------------

CLASS B SHARES:
    NET ASSETS..............................................  $127,583,437
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    11,122,223
                                                              ------------
    Net asset value and offering price per share'D'.........  $      11.47
                                                              ------------
                                                              ------------

CLASS C SHARES:
    NET ASSETS..............................................  $212,314,993
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................    18,508,459
                                                              ------------
    Net asset value and offering price per share'D'.........  $      11.47
                                                              ------------
                                                              ------------

CLASS I SHARES:
    NET ASSETS..............................................  $ 33,009,680
                                                              ------------
    Shares issued and outstanding ($0.001 par value common
       stock outstanding)...................................     2,765,366
                                                              ------------
    Net asset value, offering and redemption price per
       share................................................  $      11.94
                                                              ------------
                                                              ------------

-------------------
  'D' Redemption price per share is equal to the net asset value per share less any applicable deferred sales charge which varies with the length of time shares are held.

'D'D' On investments of $100,000 or more, the offering price is reduced.

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                                       10

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                    COHEN & STEERS EQUITY INCOME FUND, INC.

                             FINANCIAL HIGHLIGHTS*
                         SEPTEMBER 30, 2002 (UNAUDITED)

                                                                                                       NET ASSET VALUE
                                                        NET ASSETS                                        PER SHARE
                                 --------------------------------------------------------   -----------------------------------
                                   CLASS A        CLASS B        CLASS C        CLASS I     CLASS A   CLASS B  CLASS C  CLASS I
                                 ------------   ------------   ------------   -----------   -------   -------  -------  -------
NET ASSET VALUE:
Beginning of period:
  12/31/2001...................  $ 93,284,873   $ 85,159,127   $115,370,388   $19,243,650   $11.69    $11.45   $11.45   $11.81
                                 ------------   ------------   ------------   -----------   ------    ------   ------   ------
  Net investment income........  $  5,689,804   $  4,507,341   $  6,986,052   $ 1,227,016   $ 0.52    $ 0.47   $ 0.46   $ 0.55
  Net realized and unrealized
    loss on investments........    (1,586,379)      (627,580)    (2,034,292)     (218,541)    0.14      0.12     0.13     0.15
  Distributions from net
    investment income..........    (6,316,278)    (5,664,198)    (8,931,773)   (1,288,252)   (0.57)    (0.57)   (0.57)   (0.57)
                                                                                            ------    ------   ------   ------
  Capital stock transactions:
    Sold.......................    92,177,807     56,004,076    115,336,905    14,429,648
    Distributions reinvested...     3,132,206        739,564      1,220,931       956,843
    Redeemed...................   (32,712,784)   (12,534,893)   (15,633,218)   (1,340,684)
                                 ------------   ------------   ------------   -----------
Net increase in net asset
  value........................  $ 60,384,376   $ 42,424,310   $ 96,944,605   $13,766,030   $ 0.09    $ 0.02   $ 0.02   $ 0.13
                                 ------------   ------------   ------------   -----------   ------    ------   ------   ------
End of period: 9/30/2002.......  $153,669,249   $127,583,437   $212,314,993   $33,009,680   $11.78    $11.47   $11.47   $11.94
                                 ------------   ------------   ------------   -----------   ------    ------   ------   ------
                                 ------------   ------------   ------------   -----------   ------    ------   ------   ------

-------------------
* Financial information included in this report has been taken from the records of the fund without examination by independent accountants.

                    AVERAGE ANNUAL TOTAL RETURNS -- CLASS A
                 (PERIODS ENDED SEPTEMBER 30, 2002) (UNAUDITED)

         ONE YEAR                     FIVE YEARS             SINCE INCEPTION (9/2/97)
---------------------------   ---------------------------   ---------------------------
 INCLUDING      EXCLUDING      INCLUDING      EXCLUDING      INCLUDING      EXCLUDING
SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE   SALES CHARGE
------------   ------------   ------------   ------------   ------------   ------------
 5.47%            10.44%         5.95%          6.93%          6.62%          7.59%

    Returns on the fund's other share classes will vary because of differing expense ratios and sales charges.

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                                       11

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                               FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                EQUITY INCOME FUND                                    REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX

             FOR CAPITAL APPRECIATION:                              FOR TOTAL RETURN:

                  COHEN & STEERS                                     COHEN & STEERS
                SPECIAL EQUITY FUND                            INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF COMPANIES ENGAGED IN THE REAL ESTATE OR          CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      RELATED INDUSTRIES                                  REITS
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              OFFERS LOW TOTAL EXPENSE RATIO
      SYMBOL: CSSPX                                       HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

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                                       12

--------------------------------------------------------------------------------
                     COHEN & STEERS EQUITY INCOME FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and chairman

Martin Cohen
Director and president

Gregory C. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard J. Norman
Director

Willard H. Smith Jr.
Director

Adam Derechin
Vice president and assistant treasurer

Lawrence B. Stoller
Assistant secretary

KEY INFORMATION

INVESTMENT ADVISER
Cohen & Steers Capital Management, Inc.
757 Third Avenue
New York, NY 10017
(212) 832-3232

SUBADMINISTRATOR AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

TRANSFER AGENT
Boston Financial Data Services, Inc.
Two Heritage Drive
North Quincy, MA 02171
(800) 437-9912

LEGAL COUNSEL
Simpson Thacher & Bartlett
425 Lexington Avenue
New York, NY 10017

DISTRIBUTOR
Cohen & Steers Securities, LLC
757 Third Avenue
New York, NY 10017

Nasdaq Symbol: Class A - CSEIX
               Class B - CSBIX
               Class C - CSCIX
               Class I - CSDIX

Web site: cohenandsteers.com

Net asset value (NAV) can be found in the daily mutual fund listings in the financial section of most major newspapers under Cohen & Steers.

This report is authorized for delivery only to shareholders of Cohen & Steers Equity Income Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the fund. Past performance is of course no guarantee of future results and your investment may be worth more or less at the time you sell.

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                                       13

 COHEN & STEERS
EQUITY INCOME FUND

 QUARTERLY REPORT
SEPTEMBER 30, 2002



COHEN & STEERS
EQUITY INCOME FUND
757 THIRD AVENUE
NEW YORK, NY 10017


                         STATEMENT OF DIFFERENCES
                         ------------------------
The dagger symbol shall be expressed as .......................... 'D'
The division sign shall be expressed as .......................... [div]